                                                                  Exhibit 99.2

                           OHIO CASUALTY CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                              FOR THE PERIOD ENDING

                                DECEMBER 31, 2004



               Contents:  Page 1  GAAP Income Statement Data
                          Page 2  Statutory P&C Data
                          Page 3  P&C Accident Year Data
                          Page 4  Additional P&C Accident Year Data
                          Page 5  Consolidated Balance Sheet Data
                                  and Related Information
                          Page 6  Supplemental Information






Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release. The risks and uncertainties that may affect the operations, performance, development and results of the Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Corporation's reports filed with the Securities and Exchange
Commission or in subsequent releases.

OHIO CASUALTY CORPORATION
SUMMARY INCOME STATEMENT - GAAP BASIS
(in thousands, except per share data)
FOURTH QUARTER, 2004
(Data Unaudited)


                                                      Three Months Ended Dec 31
                                           ------------------------------------------------
CONSOLIDATED                                         2004                  2003
----------------------------------------   ----------------------  ------------------------
Premiums and finance charges earned         $   361,743           $   363,457
Investment income less expenses                  57,230                53,170
Investment gains realized, net                   20,327                 3,861
                                             -----------           -----------
      Total revenues                            439,300               420,488

Losses                                          173,725               209,935
Loss adjustment expenses                         42,059                46,650
Underwriting expenses                           128,555               122,629
Corporate and other expenses                     12,471                 6,596
                                             -----------           -----------
      Total expenses                            356,810               385,810

Income tax expense:
   On investment gains realized                   7,115                 1,351
   On all other income                           18,495                 5,559
                                             -----------           -----------
      Total income tax expense                   25,610                 6,910

Cumulative effect of an accounting change             -                     -
                                            ------------          ------------

Net income                                  $    56,880           $    27,768
                                            ============          ============

Average shares outstanding - diluted*            71,942                70,633
Net income, per share - diluted*            $      0.82           $      0.42

                                                        Ratio to              Ratio to
                                                        Premiums              Premiums
PROPERTY AND CASUALTY                                    Earned                Earned
---------------------------------------                 --------              --------
Premiums and finance charges earned         $   361,743           $   363,457
Investment income less expenses                  57,552                52,390
Investment gains realized, net                   18,284                 4,632

Losses                                          173,725     48.0%     209,935     57.8%
Loss adjustment expenses                         42,059     11.6%      46,650     12.8%
Underwriting expenses                           128,555     35.5%     122,629     33.7%
                                             -----------  -------  -----------  -------
      Total expenses                            344,339     95.1%     379,214    104.3%

Effective tax rate on investment income            31.0%                 33.1%

CORPORATE/OTHER
---------------------------------------
Investment income less expense              $      (322)          $       780
Investment gains (losses) realized, net           2,043                  (771)
Agent relationships asset expenses                4,071                 3,278
Corporate expenses                                8,400                 3,318


                                                                 Year
                                           ------------------------------------------------
CONSOLIDATED                                         2004                  2003
----------------------------------------   -----------------------  -----------------------
Premiums and finance charges earned         $ 1,446,839           $ 1,424,353
Investment income less expenses                 201,244               208,723
Investment gains realized, net                   22,920                35,872
                                             -----------           -----------
      Total revenues                          1,671,003             1,668,948

Losses                                          777,580               852,474
Loss adjustment expenses                        158,697               174,896
Underwriting expenses                           504,812               503,194
Corporate and other expenses                     43,429                30,809
                                             -----------           -----------
      Total expenses                          1,484,518             1,561,373

Income tax expense:
   On investment gains realized                   8,022                12,555
   On all other income                           48,442                19,176
                                             -----------           -----------
      Total income tax expense                   56,464                31,731

Cumulative effect of an accounting change        (1,648)                    -
                                            ------------          ------------

Net income                                  $   128,373           $    75,844
                                            ============          ============

Average shares outstanding - diluted*            71,508                70,224
Net income, per share - diluted*            $      1.89           $      1.18

                                                        Ratio to              Ratio to
                                                        Premiums              Premiums
PROPERTY AND CASUALTY                                    Earned                Earned
---------------------------------------                 --------              --------
Premiums and finance charges earned         $ 1,446,839           $ 1,424,353
Investment income less expenses                 196,921               204,874
Investment gains realized, net                   19,201                35,026

Losses                                          777,580     53.7%     852,474     59.8%
Loss adjustment expenses                        158,697     11.0%     174,896     12.3%
Underwriting expenses                           504,812     34.9%     503,194     35.3%
                                             -----------  -------  -----------  -------
      Total expenses                          1,441,089     99.6%   1,530,564    107.4%

Effective tax rate on investment income            31.5%                 33.7%

CORPORATE/OTHER
----------------------------------------
Investment income less expense              $     4,323           $     3,849
Investment gains (losses) realized, net           3,719                   846
Agent relationships asset expenses               20,640                18,690
Corporate expenses                               22,789                12,119

*Average diluted shares outstanding and net income per share amounts have been restated, as required, in accordance with Emerging Issues Task Force
(EITF) 04-8 "The Effect of Contingently Convertible Debt on Diluted Earnings Per Share." This EITF requires all prior period earnings per share amounts to be restated since the issuance of the convertible notes in March 2002 using the "if-converted" method. The "if-converted" method gives effect to the add back to net income of interest expense and amortization of debt issuance costs, net of tax, associated with the convertible instruments.

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY INSURANCE DATA - STATUTORY BASIS
(in thousands, except ratio data)
FOURTH QUARTER, 2004
(Data Unaudited)


                                                  THREE MONTHS ENDED DEC 31
                                      -------------------------------------------------
                                                2004                     2003
OPERATING SEGMENTS and                -----------------------  ----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined    Net Premiums Combined
MARKETS                                  Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    192,411     96.2%   $    180,663    119.0%
   Workers' compensation                     30,149    119.2%         27,531    137.6%
   Commercial auto                           51,864     79.8%         51,113    108.3%
   General liability                         20,149    117.3%         18,582    128.2%
   CMP, fire and inland marine               90,249     93.2%         83,437    116.8%

Specialty Lines                        $     32,887     95.1%   $     40,311     60.9%
   Commercial umbrella                       21,234    101.4%         29,745     56.4%
   Fidelity and surety                       11,653     82.0%         10,566     74.2%

Personal Lines                         $    117,207     93.3%   $    120,144     97.0%
   Personal auto incl. personal
     umbrella                                69,347    107.7%         72,541    104.8%
   Personal property                         47,860     72.3%         47,603     84.9%
                                        ------------   ------    ------------   ------
          Total All Lines              $    342,505     95.0%   $    341,118    104.7%


ALL LINES RESULTS                                      Ratio                    Ratio
---------------------                                  -----                    -----
Premiums written                       $    342,505             $    341,118
Premiums earned                             361,853                  363,335
Losses incurred                             174,098     48.1%        208,512     57.4%
Loss adjustment expenses                     42,059     11.6%         46,650     12.8%
Underwriting expenses                       120,804     35.3%        117,554     34.5%
                                        ------------   ------    ------------   ------
Underwriting gain/(loss)                     24,892     95.0%         (9,381)   104.7%
                                                       ======                   ======
Investment income                            45,812                   52,133
Investment gains realized                    14,683                    4,174
Federal income tax expense                   32,130                   11,543
                                        ------------             ------------
Net income                             $     53,257             $     35,383
                                        ============             ============

Included above:
  Dividends to policyholders                    168      0.0%            165      0.0%
  Paid loss & loss adjustment expense       221,010                  244,589


                                                             YEAR
                                      --------------------------------------------------
                                                2004                     2003
OPERATING SEGMENTS and                -----------------------  -----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined    Net Premiums Combined
MARKETS                                  Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    828,216     99.3%   $    792,587    112.3%
   Workers' compensation                    132,932    115.4%        132,358    123.0%
   Commercial auto                          233,539     90.3%        228,333    105.5%
   General liability                         89,457    105.0%         83,448    122.6%
   CMP, fire and inland marine              372,288     97.5%        348,448    109.7%


Specialty Lines                        $    135,499     97.2%   $    164,851     77.2%
   Commercial umbrella                       87,124    103.8%        120,943     80.5%
   Fidelity and surety                       48,375     78.9%         43,908     68.1%

Personal Lines                         $    490,235     97.6%   $    484,112    105.6%
   Personal auto incl. personal
     umbrella                               294,114    104.7%        296,845    107.0%
   Personal property                        196,121     86.8%        187,267    103.3%
                                        ------------   ------    ------------   ------
          Total All Lines              $  1,453,950     98.4%   $  1,441,550    106.1%


ALL LINES RESULTS                                      Ratio                    Ratio
---------------------                                  -----                    -----
Premiums written                       $  1,453,950             $  1,441,550
Premiums earned                           1,446,624                1,424,349
Losses incurred                             777,698     53.8%        850,550     59.7%
Loss adjustment expenses                    154,626     10.7%        174,896     12.3%
Underwriting expenses                       492,672     33.9%        491,241     34.1%
                                        ------------   ------    ------------   ------
Underwriting gain/(loss)                     21,628     98.4%        (92,338)   106.1%
                                                       ======                   ======
Investment income                           185,181                  204,874
Investment gains realized                    14,049                   31,870
Federal income tax expense                   57,141                   25,289
                                        ------------             ------------
Net income                             $    163,717             $    119,117
                                        ============             ============

Included above:
  Dividends to policyholders                  1,229      0.1%            796      0.1%
  Paid loss & loss adjustment expense       877,363                  975,319

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY ACCIDENT YEAR DATA
(in thousands, except ratio data)
FOURTH QUARTER, 2004
(Data Unaudited)


                                                          STATUTORY COMBINED RATIO
                                            ----------------------------------------------------
                                Earned                    Accident     Accident     Accident
                                Premium       Twelve     Year 2004(A) Year 2003(A) Year 2003(A)
OPERATING SEGMENTS and        Twelve Months   Months       Measured     Measured     Measured
SELECTED PRODUCT LINES           Ended         Ended         as of        as of        as of
or MARKETS                    Dec 31, 2004  Dec 31, 2004   Dec 2004     Dec 2003     Dec 2004
----------------------        ------------  ------------ ------------ ------------ ------------
Commercial Lines               $  807,925         99.3%       101.1%       107.1%       103.7%
   Workers' compensation          132,625        115.4%       112.3%       115.9%       111.8%
   Commercial auto                229,629         90.3%        98.2%       104.6%       101.1%
   General liability               86,563        105.0%       105.6%       114.4%       109.5%
   CMP, fire and inland marine    359,108         97.5%        97.7%       103.3%       100.8%

Specialty Lines                   150,262         97.2%       103.3%        90.3%        88.5%
   Commercial umbrella            105,089        103.8%       108.7%        93.3%        92.6%
   Fidelity and surety             45,173         78.9%        88.1%        81.1%        76.0%

Personal Lines                    488,437         97.6%        97.2%       102.7%       101.4%
   Personal auto, incl.
     personal umbrella            295,774        104.7%       103.3%       103.4%       102.8%
   Personal property              192,663         86.8%        87.6%       101.3%        98.9%
                               -----------     -------      -------      -------      -------
          Total All Lines      $1,446,624         98.4%        99.8%       103.7%       101.2%


Note: (A) The loss and LAE ratio component of the accident year combined ratio measures losses and LAE arising from insured events that occurred in the respective accident year. The current accident year excludes losses and LAE for insured events that occurred in prior accident years. Accident year 2004 as of Dec 31, 2004 measures insured events for the twelve months of 2004. Accident year 2003 as of Dec 31, 2003 measures insured events for the twelve months of 2003 with related outstanding liabilities estimated as of Dec 31, 2003. Accident year 2003 as of Dec 31, 2004 measures insured events for the twelve months of 2003 with remaining related liabilities estimated as of Dec 31, 2004. Partial and complete accident periods may not be comparable due to seasonality, claim reporting and development patterns, claim settlement rates and other factors.

OHIO CASUALTY CORPORATION
ADDITIONAL PROPERTY AND CASUALTY ACCIDENT YEAR AND
CATASTROPHE DATA (in millions, except ratio data)
FOURTH QUARTER, 2004
(Data Unaudited)


                                         THREE MONTHS
PRIOR ACCIDENT YEAR LOSS & LAE           ENDED DEC 31                 YEAR
by SEGMENT                              2004       2003          2004       2003
------------------------------     -----------------------  -----------------------
Commercial Lines                      $ (2.8)    $ 26.9        $(15.0)    $ 41.0
Specialty Lines                         (1.9)      (9.2)         (9.3)     (21.3)
Personal Lines                          (1.2)       6.7           2.6       14.4
                                      -------    -------       -------    -------
  Total All Lines Accident Year
   Development                          (5.9)      24.4         (21.7)      34.1



PRIOR ACCIDENT YEAR LOSS & LAE
------------------------------
Accident Year 2003                    $ (3.8)    $    -        $(35.1)    $    -
Accident Year 2002                      (3.5)      (5.5)        (11.6)     (39.0)
Accident Year 2001 and Prior             1.4       29.9          25.0       73.1
                                      -------    -------       -------    -------
   Total Accident Year Development      (5.9)      24.4         (21.7)      34.1



CATASTROPHE LOSS RATIO
------------------------------
Commercial Lines                         0.2%       1.4%          2.4%       2.6%
Specialty Lines                          0.0%      -0.1%          0.0%       0.0%
Personal Lines                           4.2%      -0.1%          4.9%       4.8%
Homeowners                              10.5%      -1.7%         11.8%      11.8%
   Total All Lines                       1.5%       0.7%          3.0%       3.1%

OHIO CASUALTY CORPORATION
CONSOLIDATED BALANCE SHEET DATA AND RELATED
INFORMATION (in thousands, except share data)
FOURTH QUARTER, 2004
(2004 Data Unaudited)


                                        December 31,    December 31,
                                            2004            2003
ASSETS                                  -------------   -------------
Investments:
  U.S. government fixed maturities       $    30,823     $    43,260
  Tax exempt fixed maturities              1,036,697          79,137
  Taxable fixed maturities:
    Available for sale, at fair value      2,278,588       2,899,793
    Held-to-maturity, at amortized cost      301,367         356,100
                                         ------------    ------------
       Total fixed maturities              3,647,475       3,378,290

  Equity securities, at fair value           357,458         329,049
  Short-term investments, at fair value      239,105          40,448
                                         ------------    ------------
       Total investments                   4,244,038       3,747,787
Cash                                          13,461          16,494
Premiums and other receivables, net of
  allowance for bad debts of $4,300 and
  $4,200, respectively                       350,761         347,863
Deferred policy acquisition costs            159,849         169,351
Property and equipment, net of
  accumulated depreciation of $167,362
  and $152,905, respectively                  82,946          89,212
Reinsurance recoverable, net of allowance
  of $2,336 and $2,454, respectively             666,501         592,688
Agent relationships, net of accumulated
  amortization of $41,438 and $39,093,
  respectively                               121,994         142,634
Interest and dividends due or accrued         49,859          47,489
Other assets                                  25,607          15,393
                                         ------------    ------------
       Total assets                      $ 5,715,016     $ 5,168,911
                                         ============    ============

Shares outstanding                        62,209,129      60,957,043

Book value per share                          $20.82          $18.80

FAS 115 component of book value
  per share                                    $1.90           $1.96


                                        December 31,    December 31,
                                            2004            2003
Liabilities                             -------------   -------------
Insurance reserves:
  Losses                                 $ 2,269,565     $ 2,163,720
  Loss adjustment expenses                   486,767         464,134
  Unearned premiums                          715,486         703,015
Debt                                         383,266         198,042
Reinsurance treaty funds held                195,015         150,512
Deferred income taxes                         21,950          12,763
Other liabilities                            348,024         330,891
                                         ------------    ------------
       Total liabilities                   4,420,073       4,023,077



Shareholders' Equity
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Accumulated other comprehensive income       259,131         254,654
Retained earnings                          1,161,510       1,033,404
Treasury stock, at cost:
  (Shares: 10,209,215; 11,461,301)          (134,750)       (151,276)
                                         ------------    ------------
      Total shareholders' equity           1,294,943       1,145,834
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,715,016     $ 5,168,911
                                         ============    ============

OHIO CASUALTY CORPORATION
SUPPLEMENTAL INFORMATION (in thousands,
except employee count and ratio data)
FOURTH QUARTER, 2004
(Data Unaudited)

                                           THREE MONTHS ENDED DEC 31          YEAR
                                           -------------------------  ----------------------
                                               2004        2003         2004        2003
                                             ----------  ----------   ----------  ----------
Gross Premiums Written
       Commercial Lines                     $ 199,401   $ 188,349    $ 856,212   $ 824,398
       Specialty Lines                         57,441      67,366      251,505     271,884
       Personal Lines                         119,559     121,217      496,758     494,143
                                             ----------  ----------   ----------  ----------
              Total                           376,401     376,932    1,604,475   1,590,425

New Business Gross Premiums Written
       Commercial Lines                        43,346      43,373      182,291     187,905
       Commercial Umbrella                     10,693      16,991       49,982      72,027
       Personal Lines                           9,491      11,054       41,322      43,939

Average Renewal Price Increase
       Commercial Lines                           2.5%        7.7%         5.0%       11.4%
       Commercial Umbrella                        6.5%       14.5%         8.0%       18.1%

Amortization of Deferred Acquisition Costs     89,638      92,470      365,202     383,976

Agent Relationships Asset Expenses
       Write-down                               2,412       1,454       13,737      11,244
       Amortization                             1,659       1,824        6,903       7,446
                                             ----------  ----------   ----------  ----------
              Total                             4,071       3,278       20,640      18,690

--------------------------------------------------------------------------------------------


                                          DEC 31, 2004    DEC 31, 2003
                                          ------------    ------------
Statutory Insurance Reserves:
       Unearned premiums                    $ 649,740       $ 642,414
       Losses                               1,739,709       1,690,454
       Loss adjustment expense                444,102         438,396

Statutory policyholders' surplus              972,040         867,627

Ratio of net premiums written to
     statutory surplus                     1.5 to 1.0      1.7 to 1.0



Employee Count                                  2,190           2,669

Note: For further information on differences between statutory accounting principles and generally accepted accounting principles (GAAP), refer to Item 15 on pages 73 and 74 of the Corporation's Form 10-K for the year ended December 31, 2003.